Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity Third Quarter 2021 Earnings July 28, 2021

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID- 19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2020 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

Earnings Highlights Q3 results above guidance - Record Sales & Adjusted EPS with strong Free Cash Flow • Record Sales of $3.8B, up ~50% Y/Y and up 3% sequentially • All Segments up significantly Y/Y with strong performance through the economic recovery • Growth benefitting from market improvement as well as secular trends in electric vehicles, data centers, and factory automation • Orders of $4.5B, consistent with Q2 levels • Adjusted Operating Margins of 19.1%, up 210 basis points sequentially with increases in each Segment • Record quarterly Adjusted EPS of $1.79, up 14% sequentially with strong operational performance • Q3 Free Cash Flow of $539M with ~$445M returned to shareholders; YTD FCF of ~$1.5B Q4 guidance reflecting double digit Y/Y Sales growth & continued strong performance • Q4 FY21 Sales of ~$3.8B, up high-teens reported and mid-teens organically Y/Y • Q4 FY21 Adjusted EPS of ~$1.65, up over 40% Y/Y • Fiscal 2021 Sales of ~$14.9B and Adjusted EPS of ~$6.47 • Sales up 22% & Adjusted EPS up 52% versus FY20 • Sales up 11% & Adjusted EPS up 17% versus FY19, reflecting performance vs a pre-Covid baseline Organic Net Sales Growth (Decline), Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations 3

Reported FY20 FY21 FY21 Q3 Growth Q3 Q2 Q3 Y/Y Q/Q Transportation 1,178 2,766 2,562 118% (7)% Industrial 824 1,126 1,218 48% 8% Communications 384 678 755 97% 11% Total TE 2,386 4,570 4,535 90% (1)% Book to Bill 0.94 1.22 1.18 Segment Orders Summary ($ in millions) 4 • Y/Y orders growth in all businesses and regions • Transportation orders remain elevated due to market recovery and industry supply chain dynamics • Industrial Segment sequential growth in Industrial Equipment, Energy and Medical, with stabilization in AD&M • Communications sequential growth driven by strength in Data & Devices Order Levels Continue to Reflect Economic Recovery and Supply Chain Dynamics

Transportation Solutions $1,255 $2,265 Q3 2020 Q3 2021 • Automotive benefitting from market recovery; continued strong content outperformance driven by leading position in electric vehicle applications • Commercial Transportation growth driven by higher production and content gains from electronification trends • Sensors growth primarily driven by auto and commercial transportation applications Y/Y Growth Rates Reported Organic Automotive $1,600 101% 90% Commercial Transportation 382 64% 56% Sensors 283 26% 20% Transportation Solutions $2,265 81% 72% Q3 Sales Q3 Business Performance Q3 Adjusted Operating Margin $ in Millions Reported Up 81% Organic Up 72% Margin expansion driven by market recovery and operational performance Adjusted EBITDA Margin 13.8% 25.9% 5 4.8% 19.4% Q3 2020 Q3 2021 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

Industrial Solutions $865 $1,002 Q3 2020 Q3 2021 Y/Y Growth Rates Reported Organic Industrial Equipment $377 42% 36% Aerospace, Defense and Marine 260 (2)% (7)% Energy 187 8% 9% Medical 178 11% 10% Industrial Solutions $1,002 16% 13% Strong operational performance driving margin expansion despite AD&M decline 12.9% 15.8% Q3 2020 Q3 2021 Adjusted EBITDA Margin 18.5% 20.6% • Industrial Equipment growth in all regions benefitting from increased capital investment in factory automation applications • AD&M decline driven by continued weakness in the Commercial Aerospace market • Energy organic growth driven by renewable applications • Medical growth due to recovery in interventional procedures $ in Millions Q3 Sales Q3 Business Performance Q3 Adjusted Operating Margin Reported Up 16% Organic Up 13% 6 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

$428 $578 Q3 2020 Q3 2021 Reported Up 35% Organic Up 31% Y/Y Growth Rates Reported Organic Data & Devices $329 19% 16% Appliances 249 64% 57% Communications Solutions $578 35% 31% •Data & Devices performance driven by content growth from high-speed cloud applications • Appliances growth in all regions driven by strong global market improvement and share gains 15.9% 23.5% Q3 2020 Q3 2021 Continued strong operational execution, with higher volumes, driving increase in margins Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations Communications Solutions Q3 Sales Q3 Adjusted Operating Margin Q3 Business Performance $ in Millions Adjusted EBITDA Margin 19.4% 26.3% 7

Q3 Financial Summary ($ in Millions, except per share amounts) Q3 FY20 Q3 FY21 Net Sales $ 2,548 $ 3,845 Operating Income $ 134 $ 714 Operating Margin 5.3% 18.6% Acquisition-Related Charges 8 9 Restructuring & Other Charges, Net 98 11 Adjusted Operating Income $ 240 $ 734 Adjusted Operating Margin 9.4% 19.1% Earnings (Loss) Per Share* $ (0.18) $ 1.74 Acquisition-Related Charges 0.02 0.02 Restructuring & Other Charges, Net 0.23 0.02 Tax Items 0.51 - Adjusted EPS $ 0.59 $ 1.79 * Represents Diluted Earnings (Loss) Per Share from Continuing Operations. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 8

Q3 Financial Performance $2,548 $3,738 $3,845 Q3 2020 Q2 2021 Q3 2021 $0.59 $1.57 $1.79 Q3 2020 Q2 2021 Q3 2021 Adjusted EBITDA Margin 16.3% 22.2% 24.6% 9.4% 17.0% 19.1% Q3 2020 Q2 2021 Q3 2021 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Free Cash Flow Adjusted EPS Results Reflect Strength and Diversity of Our Portfolio and Business Model Execution 9 $834 $1,545 YTD 2020 YTD 2021 $ in Millions $ in Millions

EVERY CONNECTION COUNTS Additional Information

Y/Y Q3 2021 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2020 Results $2,548 $0.59 Operational Performance 1,159 1.24 FX Impact 138 0.01 Tax Rate Impact -(0.05) Q3 2021 Results $3,845 $1.79 11

Y/Y Q4 2021 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q4 2020 Results $3,261 $1.16 Operational Performance 457 0.52 FX Impact 82 0.03 Tax Rate Impact -(0.06) Q4 2021 Guidance $3,800 $1.65 12

($ in Millions) Q3 2020 Q3 2021 Beginning Cash Balance $796 $1,748 Free Cash Flow 280 539 Dividends (159) (165) Share repurchases (115) (259) Net decrease in debt (352) (426) Acquisition of businesses, net of cash acquired 31 (19) Other (7) (2) Ending Cash Balance $474 $1,416 Total Debt $4,086 $4,134 A/R $2,146 $2,985 Days Sales Outstanding* 76 70 Inventory $2,227 $2,392 Days on Hand* 105 81 Accounts Payable $1,271 $1,938 Days Outstanding* 62 68 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q3 2020 Q3 2021 Cash from Continuing Operating Activities $380 $682 Capital expenditures, net (127) (143) Cash paid pursuant to collateral requirements related to cross-currency swap contracts 27 - Free Cash Flow $280 $539 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q3 Balance Sheet & Cash Flow Summary 13

EVERY CONNECTION COUNTS Appendix

15 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

16 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income (loss) and net income (loss) as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income (Loss) from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.)

Segment Summary

($ in millions)

	For the Quarters Ended June 25, 2021	For the Quarters Ended June 26, 2020	For the Nine Months Ended June 25, 2021	For the Nine Months Ended June 26, 2020
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 2,265	$ 1,255	$ 6,776	$ 4,980
Industrial Solutions	1,002	865	2,827	2,754
Communications Solutions	578	428	1,502	1,177
Total	$ 3,845	$ 2,548	$ 11,105	$ 8,911

	June 25, 2021 Operating Income	June 25, 2021 Operating Margin	June 26, 2020 Operating Income (Loss)	June 26, 2020 Operating Margin	June 25, 2021 Operating Income	June 25, 2021 Operating Margin	June 26, 2020 Operating Income (Loss)	June 26, 2020 Operating Margin
Transportation Solutions	$ 433	19.1 %	$ (1)	(0.1) %	$ 1,139	16.8 %	$ (291)	(5.8) %
Industrial Solutions	148	14.8	70	8.1	335	11.9	327	11.9
Communications Solutions	133	23.0	65	15.2	300	20.0	154	13.1
Total	$ 714	18.6 %	$ 134	5.3 %	$ 1,774	16.0 %	$ 190	2.1 %

	June 25, 2021 Adjusted Operating Income [(1)]	June 25, 2021 Adjusted Operating Margin [(1)]	June 26, 2020 Adjusted Operating Income [(1)]	June 26, 2020 Adjusted Operating Margin [(1)]	June 25, 2021 Adjusted Operating Income [(1)]	June 25, 2021 Adjusted Operating Margin [(1)]	June 26, 2020 Adjusted Operating Income [(1)]	June 26, 2020 Adjusted Operating Margin [(1)]
Transportation Solutions	$ 440	19.4 %	$ 60	4.8 %	$ 1,284	18.9 %	$ 707	14.2 %
Industrial Solutions	158	15.8	112	12.9	395	14.0	389	14.1
Communications Solutions	136	23.5	68	15.9	316	21.0	165	14.0
Total	$ 734	19.1 %	$ 240	9.4 %	$ 1,995	18.0 %	$ 1,261	14.2 %

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

17

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended June 25, 2021 versus Net Sales for the Quarter Ended June 26, 2020					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisition/ (Divestitures)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 803	100.8 %	$ 738	90.2 %	$ 65	$ —
Commercial transportation	149	63.9	136	56.3	13	—
Sensors	58	25.8	47	20.3	11	—
Total	1,010	80.5	921	71.6	89	—
Industrial Solutions [3]:						
Aerospace, defense, oil, and gas	(5)	(1.9)	(18)	(6.9)	8	5
Industrial equipment	112	42.3	96	35.5	16	—
Medical	17	10.6	16	9.9	1	—
Energy	13	7.5	15	8.7	8	(10)
Total	137	15.8	109	12.6	33	(5)
Communications Solutions [3]:						
Data and devices	53	19.2	46	16.1	7	—
Appliances	97	63.8	88	56.9	9	—
Total	150	35.0	134	30.8	16	—
Total	$ 1,297	50.9 %	$ 1,164	45.0 %	$ 138	$ (5)

	Change in Net Sales for the Nine Months Ended June 25, 2021 versus Net Sales for the Nine Months Ended June 26, 2020					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestitures)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 1,292	36.2 %	$ 1,083	29.9 %	$ 209	$ —
Commercial transportation	310	39.5	274	34.3	36	—
Sensors	194	30.9	81	12.5	24	89
Total	1,796	36.1	1,438	28.4	269	89
Industrial Solutions [3]:						
Aerospace, defense, oil, and gas	(115)	(12.9)	(152)	(17.1)	21	16
Industrial equipment	203	25.1	162	19.6	41	—
Medical	(31)	(5.9)	(33)	(6.3)	2	—
Energy	16	3.0	15	2.9	20	(19)
Total	73	2.7	(8)	(0.4)	84	(3)
Communications Solutions [3]:						
Data and devices	128	18.0	108	15.0	20	—
Appliances	197	42.5	177	37.7	20	—
Total	325	27.6	285	24.1	40	—
Total	$ 2,194	24.6 %	$ 1,715	19.0 %	$ 393	$ 86

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

18

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 25, 2021 19 Operating income: Transportation Solutions $ 433 $ 5 $ 2 $ 440 Industrial Solutions 148 4 6 158 Communications Solutions 133 — 3 136 Total $ 714 $ 9 $ 11 $ 734 Operating margin 18.6% 19.1 % Other income, net $ 2 $ — $ — $ 2 Income tax expense $ (124) $ (2) $ (4) $ (130) Effective tax rate 17.6% 17.9 % Income from continuing operations $ 581 $ 7 $ 7 $ 595 Diluted earnings per share from continuing operations $ 1.74 $ 0.02 $ 0.02 $ 1.79 and Other Adjusted Related Acquisition- Restructuring Adjustments (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 26, 2020 20 Operating income (loss): Transportation Solutions $ (1) $ 6 $ 55 $ — $ 60 Industrial Solutions 70 2 40 — 112 Communications Solutions 65 — 3 — 68 Total $ 134 $ 8 $ 98 $ — $ 240 Operating margin 5.3% 9.4 % Other income, net $ 4 $ — $ — $ — $ 4 Income tax expense $ (185) $ (1) $ (21) $ 170 $ (37) Effective tax rate 145.7% 15.9 % Income (loss) from continuing operations $ (58) $ 7 $ 77 $ 170 $ 196 Diluted earnings (loss) per share from continuing operations (3) $ (0.18) $ 0.02 $ 0.23 $ 0.51 $ 0.59 Charges (1) (4) See description of non-GAAP financial measures. (2) Income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP (Non-GAAP) (4) ($ in millions, except per share data) Charges, Net (1) Tax Items (2) (3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares. Adjustments Adjusted and Other Restructuring Acquisition- Related

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 25, 2021 21 Operating income: Transportation Solutions $ 1,139 $ 15 $ 130 $ — $ 1,284 Industrial Solutions 335 11 49 — 395 Communications Solutions 300 — 16 — 316 Total $ 1,774 $ 26 $ 195 $ — $ 1,995 Operating margin 16.0% 18.0 % Other income, net $ 5 $ — $ — $ — $ 5 Income tax expense $ (290) $ (6) $ (38) $ (29) $ (363) Effective tax rate 16.6% 18.4 % Income from continuing operations $ 1,461 $ 20 $ 157 $ (29) $ 1,609 Diluted earnings per share from continuing operations $ 4.39 $ 0.06 $ 0.47 $ (0.09) $ 4.83 (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets. U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) Related and Other Adjusted Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 26, 2020

	U.S. GAAP	Adjustments: Acquisition-Related Charges (1)	Adjustments: Restructuring and Other Charges, Net (1)	Adjustments: Impairment of Goodwill (1)	Adjustments: Tax Items (2)	Adjusted (Non-GAAP) (4)
		($ in millions, except per share data)				
Operating income (loss):						
Transportation Solutions	$ (291)	$ 21	$ 77	$ 900	$ —	$ 707
Industrial Solutions	327	6	56	—	—	389
Communications Solutions	154	—	11	—	—	165
Total	$ 190	$ 27	$ 144	$ 900	$ —	$ 1,261
Operating margin	2.1 %					14.2 %
Other income, net	$ 20	$ —	$ —	$ —	$ (8)	$ 12
Income tax expense	$ (674)	$ (4)	$ (25)	$ (4)	$ 494	$ (213)
Effective tax rate	360.4 %					17.0 %
Income (loss) from continuing operations	$ (487)	$ 23	$ 119	$ 896	$ 486	$ 1,037
Diluted earnings (loss) per share from continuing operations (3)	$ (1.46)	$ 0.07	$ 0.36	$ 2.68	$ 1.46	$ 3.10

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $170 million of income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

22

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 26, 2021 23 Operating income: Transportation Solutions $ 398 $ 5 $ 10 $ 413 Industrial Solutions 111 3 5 119 Communications Solutions 103 — 2 105 Total $ 612 $ 8 $ 17 $ 637 Operating margin 16.4% 17.0 % Other income, net $ 4 $ — $ — $ 4 Income tax expense $ (106) $ (2) $ (2) $ (110) Effective tax rate 17.3% 17.3 % Income from continuing operations $ 505 $ 6 $ 15 $ 526 Diluted earnings per share from continuing operations $ 1.51 $ 0.02 $ 0.04 $ 1.57 (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data) Adjustments and Other Adjusted Related Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2020 24 Operating income: Transportation Solutions $ 198 $ 11 $ 36 $ — $ 245 Industrial Solutions 85 2 46 — 133 Communications Solutions 64 — 31 — 95 Total $ 347 $ 13 $ 113 $ — $ 473 Operating margin 10.6% 14.5 % Income tax expense $ (109) $ (4) $ (21) $ 56 $ (78) Effective tax rate 32.3% 16.8 % Income from continuing operations $ 228 $ 9 $ 92 $ 56 $ 385 Diluted earnings per share from continuing operations $ 0.69 $ 0.03 $ 0.28 $ 0.17 $ 1.16 (3) See description of non-GAAP financial measures. U.S. GAAP Acquisition- Related Charges (1) Adjustments (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax expense related to increases to the valuation allowance for certain deferred tax assets. Restructuring Adjusted (Non-GAAP) (3) ($ in millions, except per share data) Tax Items (2) and Other Charges, Net (1)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2020

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Restructuring and Other Charges, Net [1]	Impairment of Goodwill [1]	Tax Items [2]	Adjusted (Non-GAAP) [4]
		($ in millions, except per share data)				
Operating income (loss):						
Transportation Solutions	$ (93)	$ 32	$ 113	$ 900	$ —	$ 952
Industrial Solutions	412	8	102	—	—	522
Communications Solutions	218	—	42	—	—	260
Total	$ 537	$ 40	$ 257	$ 900	$ —	$ 1,734
Operating margin	4.4 %					14.2 %
Other income, net	$ 20	$ —	$ —	$ —	$ (8)	$ 12
Income tax expense	$ (783)	$ (8)	$ (46)	$ (4)	$ 550	$ (291)
Effective tax rate	149.4 %					17.0 %
Income (loss) from continuing operations	$ (259)	$ 32	$ 211	$ 896	$ 542	$ 1,422
Diluted earnings (loss) per share from continuing operations [3]	$ (0.78)	$ 0.10	$ 0.63	$ 2.68	$ 1.62	$ 4.26

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $226 million of income tax expense related to increases to the valuation allowance for certain deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien.

(3) U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

25

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2019 26 Operating income: Transportation Solutions $ 1,226 $ 31 $ 144 $ - $ 1,401 Industrial Solutions 543 15 63 - 621 Communications Solutions 209 1 48 - 258 Total $ 1,978 $ 47 $ 255 $ - $ 2,280 Operating margin 14.7% 17.0 % Other income, net $ 2 $ - $ - $ - $ 2 Income tax (expense) benefit $ 15 $ (9) $ (61) $ (291) $ (346) Effective tax rate (0.8) % 15.5 % Income from continuing operations $ 1,946 $ 38 $ 194 $ (291) $ 1,887 Diluted earnings per share from continuing operations $ 5.72 $ 0.11 $ 0.57 $ (0.86) $ 5.55 Adjustments Acquisition- Related Charges Restructuring and Other and Other Adjusted U.S. GAAP Items (1)(2) Charges, Net (1) Tax Items (3) (Non-GAAP) (4) ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes acquisition-related charges of $30 million and a write-off of spare parts of $17 million. (3) Includes a $216 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $90 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. (4) See description of non-GAAP financial measures.

Reconciliation of Free Cash Flow 27 Net cash provided by operating activities $ 682 $ 380 $ 1,902 $ 1,272 Net cash used in investing activities (174) (81) (497) (748) Net cash used in financing activities (842) (625) (943) (970) Effect of currency translation on cash 2 4 9 (7) Net increase (decrease) in cash, cash equivalents, and restricted cash $ (332) $ (322) $ 471 $ (453) Net cash provided by continuing operating activities $ 682 $ 380 $ 1,902 $ 1,272 Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts — 27 12 (5) Capital expenditures, net (143) (127) (369) (433) Free cash flow (1) $ 539 $ 280 $ 1,545 $ 834 (in millions) (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2021 2020 2021 2020 For the Quarters Ended For the Nine Months Ended June 25, June 26, June 25, June 26,

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended		
	June 25, 2021	March 26, 2021	June 26, 2020
	($ in millions)		
Net income (loss)	$ 580	$ 506	$ (41)
(Income) loss from discontinued operations	1	(1)	(17)
Income tax expense	124	106	185
Other income, net	(2)	(4)	(4)
Interest expense	14	13	13
Interest income	(3)	(8)	(2)
Operating income	714	612	134
Acquisition-related charges	9	8	8
Restructuring and other charges, net	11	17	98
Adjusted operating income (1)	734	637	240
Depreciation and amortization	210	193	176
Adjusted EBITDA (1)	$ 944	$ 830	$ 416
Net sales	$ 3,845	$ 3,738	$ 2,548
Net income as a percentage of net sales	15.1 %	13.5 %	(1.6) %
Adjusted EBITDA margin (1)	24.6 %	22.2 %	16.3 %

	For the Quarters Ended							
	June 25, 2021				June 26, 2020			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income (loss)	$ 433	$ 148	$ 133	$ 714	$ (1)	$ 70	$ 65	$ 134
Acquisition-related charges	5	4	—	9	6	2	—	8
Restructuring and other charges, net	2	6	3	11	55	40	3	98
Adjusted operating income (1)	440	158	136	734	60	112	68	240
Depreciation and amortization	146	48	16	210	113	48	15	176
Adjusted EBITDA (1)	$ 586	$ 206	$ 152	$ 944	$ 173	$ 160	$ 83	$ 416
Net sales	$ 2,265	$ 1,002	$ 578	$ 3,845	$ 1,255	$ 865	$ 428	$ 2,548
Operating margin	19.1 %	14.8 %	23.0 %	18.6 %	(0.1) %	8.1 %	15.2 %	5.3 %
Adjusted operating margin (1)	19.4 %	15.8 %	23.5 %	19.1 %	4.8 %	12.9 %	15.9 %	9.4 %
Adjusted EBITDA margin (1)	25.9 %	20.6 %	26.3 %	24.6 %	13.8 %	18.5 %	19.4 %	16.3 %

(1) See description of non-GAAP financial measures.

28

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 29 Diluted earnings per share from continuing operations $ 1.55 $ 5.94 Restructuring and other charges, net 0.08 0.54 Acquisition-related charges 0.02 0.08 Tax items — (0.09) Adjusted diluted earnings per share from continuing operations (2) $ 1.65 $ 6.47 Net sales growth 16.5% 22.4 % Translation (2.5) (2.6) (Acquisitions) divestitures, net 0.2 (2.0) Organic net sales growth (2) 14.2% 17.8 % Operating margin 16.3 % Restructuring and other charges, net 1.5 Acquisition-related charges 0.2 Adjusted operating margin (2) 18.0 % Effective tax rate 19.7% 17.6 % Effective tax rate adjustments (3) 0.3 1.4 Adjusted effective tax rate (2) 20.0% 19.0 % Quarter Ending Outlook for (2) See description of non-GAAP financial measures. (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. September 24, Outlook for 2021 (1) Fiscal 2021 (1) (1) Outlook is as of July 28, 2021.